SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 20, 2012

XSUNX, INC.

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(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

65 Enterprise, Aliso Viejo, CA 92656

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(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On June 20, 2012, XsunX, Inc., a Colorado corporation (the “Company”) released a letter to shareholders (the “Shareholder Newsletter”) providing information to the Company’s efforts to develop and market a new hybrid manufacturing technology for the mass production of Copper Indium Gallium (di) Selenide (CIGS) thin film solar cells.

The Shareholder Newsletter outlines that the CIGSolar™ tool recently completed certification of its major system operating components at the vendor and has been readied for shipment to the Company. The Shareholder Newsletter further provides general information regarding the Company’s plans and lease of a new facility necessary to house, complete the assembly, operate, and market its new CIGSolar™ thin film solar cell manufacturing technology.

A copy of the Shareholder Newsletter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01      Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibit

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Shareholder Newsletter, dated June 20, 2012	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: June 20, 2012	By:	/s/ Tom M. Djokovich
Tom M. Djokovich
Title: CEO/Secretary